2 The financial results in this document reflect preliminary, unaudited results, which are not final until the Company’s Annual Report on Form 10-K is filed. With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to our guidance, our capital resources and liquidity, our pursuit of growth opportunities, the timing of transaction closings and investment spending, our ongoing negotiations to exit from certain joint ventures or the ultimate terms of any such exit, our expected cash flows, the performance of our customers, our expected cash collections and our results of operations and financial condition. Forward-looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of actual events. There is no assurance that the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “estimates,” “offers,” “plans,” “would” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except as required by law, we do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof. DISCLAIMER

INTRODUCTORY COMMENTS

4 QUARTERLY HIGHLIGHTS Growth is Accelerating ► Delivered 5.9% Increase in Q1 FFO as Adjusted per Share ► Centerpiece of Strong Investment Momentum was the Announced Acquisition of $315M Portfolio from Six Flags ► Sustained Growth in Consumer Spending in the “Experience Economy” Increased 7% from 2024 to 2025 ► Increasing Investment and Earnings Guidance; Midpoint of Earnings Represents 6.5% Growth in FFO as Adjusted Per Share

PORTFOLIO

6 INVESTMENT ACTIVITY Q1 Investment Volume was $51.3M Acquisition of VITAL Lower East Side VITAL Lower East Side Subsequent to Quarter End, Completed Acquisition of 6 Attraction Properties Formerly Operated by Six Flags: substantial majority of $315M 7-property transaction; expect to close on final property in Q2 INCREASED 2026 Investment Guidance $500M - $600M Increasing Investment Deployment Cadence: reflects deep relationships & high-quality investment opportunities Additional ~$71M of Investments in Existing Development & Redevelopment Projects: substantially all expected to be funded in 2026

7 PORTFOLIO OVERVIEW Experiential Portfolio Education Portfolio Overall Portfolio $7.1B Gross Investments 335 Properties 99% Leased/Operated 94% of Investments 280 Properties 54 Operators 99% Leased/Operated 6% of Investments 55 Properties 5 Operators 100% Leased/Operated

8*BoxOfficeMojo PORTFOLIO UPDATE Portfolio Remains Healthy Portfolio Coverage: 2.0x demonstrates resilience of portfolio diversification Theatres: NABOG increased 25% in Q1*, benefiting from increases in attendance and the number of films released • Writers’ & Screen Actors’ Guilds have reached new 4-year agreements • Amazon MGM committed to 15 theatrical releases in 2027, with standard theatrical window (TW) of 45 days • Universal reversed course from 17-day TW to standard TW of 45 days • NFLX announced Narnia release in Imax & standard format for 49-day TW Eat & Play: performed in-line with the prior year Ski: geographic diversification produced incremental gains in our portfolio Fitness & Wellness: continues to deliver solid performance; incremental improvement at some of our recently opened properties Education: portfolio continues to perform well; coverage remains strong Dispositions: emphasis on opportunistic capital recycling • Increasing disposition guidance to $50M - $100M

FINANCIAL REVIEW

1 0*See the most recently filed Supplemental Operating and Financial Data for definitions and calculations of these non-GAAP measures FINANCIAL HIGHLIGHTS FINANCIAL PERFORMANCE QUARTER ENDED MARCH 31, 2026 2025 $ Change % Change Total Revenue $181.3 $175.0 $6.3 3.6% Net Income – Common 56.6 59.8 (3.2) (5.3%) FFO as adj. – Common* 97.6 91.7 5.9 6.4% AFFO – Common* 100.1 92.9 7.2 7.7% Net Income/share – Common 0.74 0.78 (0.04) (5.1%) FFO/share - Common, as adj.* 1.26 1.19 0.07 5.9% AFFO/share - Common* 1.29 1.21 0.08 6.6% (In millions except per-share data)

1 1*See the most recently filed Supplemental Operating and Financial Data for definitions and calculations of these non-GAAP measures FINANCIAL HIGHLIGHTS FINANCIAL PERFORMANCE QUARTER ENDED MARCH 31, 2026 Fixed charge coverage 3.3x Debt service coverage 3.9x Interest coverage 3.9x Proforma Net Debt to Adjusted EBITDAre 5.1x Proforma Net Debt to Annualized Adjusted EBITDAre 4.8x Proforma Net Debt to Gross Assets 39% AFFO payout 70%

1 2 Debt › $2.9B total debt; all fixed rate or fixed through interest rate swaps at overall weighted avg. = 4.4% Liquidity Position at 03/31/2026 › $68.5M unrestricted cash › No balance outstanding on $1B revolver ATM Program › Entered into forward sales agreement to sell 797,422 common shares for gross proceeds of $47.5M, or an avg. sales price of $59.52 › Can settle outstanding shares any time before March 1, 2027 for gross proceeds as adjusted for payment of commissions and applicable dividends as well as daily adjustment based on the overnight borrowing rate less a spread CAPITAL MARKETS UPDATE

1 3*See the most recently filed Supplemental Operating and Financial Data for definitions and calculations of these non-GAAP measures 2026 GUIDANCE REVISED GUIDANCE PRIOR GUIDANCE FFO as Adjusted per share* $5.37 - $5.53 $5.28 - $5.48 Investment Spending $500M - $600M $400M - $500M Disposition Proceeds $50M - $100M $25M - $75M Percentage Rent & Participating Interest $18.5M - $22.5M $18.5M - $22.5M General & Administrative Expense $56M - $59M $56M - $59M Other Income $41M - $51M $41M - $51M Other Expense $41M - $51M $41M - $51M 5.1% Monthly Dividend Increase $0.31/share $0.31/share

CLOSING COMMENTS